CAPITAL CORP OF THE WEST

Third Quarter 2007 Road Show

October 2007/November 2007

Presented By: Tom Hawker

President & CEO of Capital Corp of the West

SAFE HARBOR STATEMENT

In addition to historical information, this presentation includes certain forward looking statements regarding events and trends which may affect the Company's future results. Such statements are subject to risks and uncertainties that could cause the Company's actual results to differ materially. These risks and uncertainties include those related to the economic environment, particularly the region where the Company operates, local weather conditions, competitive products and pricing, general interest rate changes and the fiscal and monetary policies of the US government, credit risk management, regulatory actions and other risks and uncertainties discussed from time to time in the Company's public securities filing.

Capital Corp of the West

41 RETAIL BRANCHES

Serving 13 Counties



99
SACRAMENTO
STOCKTON
SAN FRANCISCO
RIVERBANK
SONORA
MODESTO (2)
SAN JOSE
CERES
TURLOCK (2)
DELHI
HILMAR
ATWATER
MARIPOSA
NEWMAN
MERCED (3)
LIVINGSTON
LOS BANOS
DOS PALOS (2)
MADERA
MENDOTA
CLOVIS (2)
FRESNO (6)
CARUTHERS
LEMOORE
VISALIA
COALINGA
HANFORD
FARMERSVILLE
TULARE
99
5
58
40
NEEDLES
10
SAN BERNADINO
LOCATIONS
NEW LOCATIONS



SACRAMENTO
SAN JOAQUIN
SAN FRANCISCO
TUOLUMNE
STANISLAUS
MARIPOSA
SANTA CLARA
MERCED
MADERA
FRESNO
KINGS
TULARE
SAN BERNADINO

8 CORPORATE BANKING CENTERS
Serving 10 Counties


99
SACRAMENTO
SAN FRANCISCO
STOCKTON
MODESTO
SAN JOSE
MERCED
FRESNO
VISALIA
99
LOCATIONS
NEW LOCATIONS


SACRAMENTO
SAN JOAQUIN
SAN FRANCISCO
TUOLUMNE
STANISLAUS
MARIPOSA
SANTA CLARA
MERCED
MADERA
FRESNO
KINGS
TULARE

CENTRAL VALLEY DEPOSITS BY REGION

As of 06/30/07 California's Central Valley has $63.2 billion* in deposits up for grabs–and continues to grow year over year



Sacramento
Stockton
Modesto
Merced
Fresno
Visalia
Bakersfield
NEVADA
UNITED STATES
CALIFORNIA
Pacific Ocean
Madera MSA approximate location

Metropolitan Area	Size (Deposits)
Sacramento MSA	$28.7 billion
Stockton MSA	$7.5 billion
Modesto MSA	$5.9 billion
Merced MSA	$1.9 billion
Madera MSA	$1.0 billion
Fresno MSA	$9.0 billion
Visalia MSA	$3.6 billion
Bakersfield MSA	$5.6 billion
Central Valley	$63.2 billion*

*As of June 2007

CALIFORNIA CENTRAL VALLEY MSAS ARE POISED TO EXPERIENCE A DYNAMIC M&A ENVIRONMENT


Eureka
Redding
Chico
Ukiah
Santa Rosa
San Francisco
San Jose
Salinas
Sacramento
Stockton
Modesto
Merced
Fresno
Visalia
Bakersfield
CALIFORNIA
Santa Maria
Oxnard
Los Angeles
Riverside
Pacific Ocean
Alturas
Reno
Carson
Lovelock
Round Mountain
Tonopah
Las Vegas
Great Salt Lake
Salt Lake City
Price
ARIZONA
Lake Havasu City
Prescott
Phoenix
Mesa
WYOMING

Attractive Projected Population Growth

Affordable Cost of Living

Attractive Income and Job Growth

Scarcity Value of Community Banks

Low Cost of Funds / Core Deposits

Families, Retirees, and Professionals

Population Shifting from Metropolitan Areas to Central Valley Regions

MARKET AREA EQUIVALENT*


Sacramento
San Joaquin
San Francisco
Santa Clara
Stanislaus
Merced
Tuolumne
Mariposa
Madera
Fresno
Tulare
Kings
San Bernardino
PENNSYLVANIA
INDIANA
ILLINOIS
WEST VIRGINIA
VIRGINIA
KENTUCKY
UNITED STATES
MASSACHUSETTS
CONN.
R.I.
N.J.
MD.
DEL.
150 miles
© 2006 Microsoft Corporation © 2006 NAVTEQ

*Includes Area Covered by recently acquired Stockmen's Bank

MANAGEMENT TEAM

Management Team	Financial Institution Experience
Thomas Hawker, President & CEO	40 Years
Ed J. Rocha, COO & President of County Bank	33 Years
David A. Heaberlin, CFO	35 Years
Katherine Wohlford, CAO	25 Years
John Incandela, CCO	24 Years
Richard de la Peña, General Counsel	30 Years
Total:	187 Years

30TH ANNIVERSARY YEAR: A YEAR OF TRANSFORMATION

- Changing Economic Climate
- Branch Expansion as Foundation for Future Growth


Significant Milestones
$2,000
$1,500
$1,000
$500
$0
$100
$500
$1,000
$1,760
$1,960
1989
1999
2002
2005
2006
Assets

VALUE CREATION

•Low cost deposit franchise

•Commercial lending activities supported by a presence in
- •San Francisco/San Jose
- •Sacramento/Stockton
- •Modesto/Merced/Fresno
- •Visalia*

•Local community support with 5% of net income reinvested into the communities CCOW serves.

•Being open to consider new opportunities, both inside and outside "traditional" banking

*Pending close of Stockmen's acquisition in November 2007

STRATEGIC FOCUS

CCOW's strategic focus is to enhance infrastructure of the Company to support a $5+ billion institution

- Branching for the future:
  - 9 de novo branches opened since October 1, 2005
  - 11 additional offices from Stockmen's November 2007
  - Total of 41 offices

- Focus incentives on low cost deposits
- Leverage Capital to maximize shareholder returns
- Over long term deliver 15% ROE and 12% EPS growth
- Pursue additional non-interest income
  - Expand fee revenue
  - Additional bank products
  - Assemble/acquire international trade capability
  - Explore whole bank/branch acquisitions

LONG TERM STRATEGIC FOCUS

- Not driven by quarter to quarter numbers
- Investing for the future: 5-10 year horizon
- Leverage Capital for long term benefit
- Validated by historical accomplishments

Comparative Stock Growth Since 1996



800.00%
600.00%
400.00%
200.00%
0.00%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
CCOW
BSRR
TCBK
^DJI
^IXIC

CHALLENGES

- Increase non-interest income
- Move de novo offices to breakeven
- Complete and sell-out the Rocklin OREO Project
- Attract low cost deposits
- Maintain or increase net interest margin
- Complete Integration of Bay View Funding and Stockmen's Branches

HIGHLIGHTS OF THE CALIFORNIA STOCKMEN'S BANK ACQUISITION

- Total of approximately $196MM deposits
  - 3rd Quarter 2007 COF was approximately 2.61%
- Loans total approximately $172MM
  - 3rd Quarter 2007 Loan Yield was approximately 7.48%
- Includes 11 Offices in 5 counties

HIGHLIGHTS OF THE BAY VIEW FUNDING ACQUISITION

- More than twenty year-old company headquartered in San Mateo, California with five business development offices throughout the U.S.
- Total receivables of approximately $26MM
- Duration of receivables approximately 30 days
  - Current annual purchase volume approximates $300MM
- Closed October 5, 2007

- At this time both the acquisitions are expected to be accretive for 2008
  - Full year 2008 accretion: $0.20-$0.24 EPS
  - Incremental accretion from this transaction approximately 11-13% increase over current 2008 consensus estimate of $1.78*

*Represents 2008 consensus EPS as shown on moneycentral.msn.com on October 18, 2007. This reference is being provided to assist in the evaluation of this transaction and does not represent an earnings forecast by the company.

"FACTORING" AT BAY VIEW FUNDING

"The factoring business essentially represents the purchase of invoices directly from the party providing the product or service at a discount and then collecting the receivable directly from the party that received the product or service. BVF's business development offices located in the following locations: Charlotte, North Carolina; Leawood, Kansas; Saint Paul, Minnesota; Tigard, Oregon; and Woodland Hills, California. The sale is subject to the approval of banking regulators and is expected to close as early as September."

-CCOW Press Release-
July 20,2007

2007 Q3 Core EARNINGS OVERVIEW

	3rd Quarter	Q3 YTD
Reported 2007 Q3 EPS	.55	.97
Less Core Earnings Adjustments:		
BOLI Benefit	(.09)	(.09)
Gain on Equity Security Investment	(.05)	(.05)
Acquisition Related Costs	.02	.03
Revised Tax Estimates	(.03)	(.03)
2007 Q3 Core EPS	.40	.83

MARKET SHARE DATA

- County Bank has the highest market share in Merced County with close to 42% of all deposit dollars.
- As of June 30, 2006, County Bank ranks #5 of 41 institutions in six county markets with 7.29% market share.

County	6/2006	6/2007
Fresno	1.57%	2.02%
Madera	4.16%	3.56%
Mariposa	46.06%	44.17%
Merced	43.46%	41.47%
Stanislaus	4.75%	4.86%
Tuolumne	3.71%	3.98%
TOTAL	7.50%	7.29%

**Merced County Market Share restated based on correction of data recorded by FDIC. Source: FDIC Market Share Report, June 2006 and June 2007.*

BALANCE SHEET SUMMARY

Q3 2007 vs. Q3 2006

	September 30, 2007	% Change from Q3 2006
Assets	$1,949 Million	+1.84%
Earnings	$5.996 Million	+2.86%
Loans	$1.364 Million	+7.74%
Deposits	$1,531 Million	-2.71%
Shares Outstanding	10.79 Million	+4.98%
Book value	$14.47	+9.37%
Stock Price	$18.42	-40.62%
Book Multiple	1.27	-45.73%
P/E	8.37	-42.79%

RAPID GROWTH

Number of Branches by Year



2004
20
2005
22
2006
25
2007*
Stockmen's
41 **

*After tax drag of new branches since 10/05 was $0.04 per share for Q3 2007 and $0.12 for Q3 YTD
** 11 new branches from the Stockmen's acquisition expected to close in early November

DEPOSIT GROWTH



Deposits
1800
1600
1400
1200
1000
800
600
400
200
0
17.13% CAGR
733
834
1,029
1,154
1,405
1,615
1,531
2001
2002
2003
2004
2005
2006
2007 Q3
Dollar amounts in thousands

DEPOSIT MIX

2006 Q3


Savings/ MMDA, 25.68%
Brokered CDs, 7.88%
Retail CDs , 15.70%
Jumbo CDs , 20.61%
NOW, 12.52%
DDA, 17.61%

2007 Q3


Savings/ MMDA, 30.29%
Brokered CDs, 0.20%
Retail CDs , 22.98%
Jumbo CDs, 16.05%
NOW, 14.75%
DDA, 15.73%

DEPOSIT MIX

CD vs. DDA/NOW/Savings/MMDA



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2001
2002
2003
2004
2005
2006
2007 Q3
CD's
DDA/Other

LOAN GROWTH



Gross Loans
1,400
1,200
1,000
800
600
400
200
-
532
634
764
885
1,069
1,225
1,364
17.13% CAGR
2001
2002
2003
2004
2005
2006
2007 Q3
Dollar amounts in thousands

WELL-DIVERSIFIED LOAN PORTFOLIO

AS OF September 30, 2007

- Portfolio average loan size approximately $158K

- More than 70% of All Real Estate Loans are Located Outside of Merced County

- $65MM in Residential Real Estate Loans
  - Average Residential RE loan size approximately $20K
  - 5.0% of Gross Loans
  - No Sub-Prime Residential Loans
  - $20MM Home Equity Lines
  - $39MM Residential Construction
  - $6MM Residential Mortgage

- $86 MM in Agriculture Loans
  - Average agricultural loan size approximately $382K
  - 6% of Gross Loans
  - No Citrus or Poultry Exposures

LOAN PORTFOLIO

2006 Q3



Commercial, 26.44%
RE- Commercial, 41.52%
Consumer, 8.21%
Construction - Residential, 3.08%
Construction - Commerical, 10.58%
RE- Residentail, 3.31%
Agricultural, 6.87%

2007 Q3



Commercial, 26.84%
RE- Commercial, 44.43%
Consumer, 7.18%
Construction - Residential, 2.79%
Construction - Commerical, 10.48%
RE- Residentail, 1.98%
Agricultural, 6.30%

*$474 MM of construction loans are non-owner occupied.

LOAN PERFORMANCE

Net-Charge-Offs


0.57%
0.31%
0.19%
0.25%
0.09%
0.10%
0.27%
2001
2002
2003
2004
2005
2006
Q3 2007 YTD

Non-Performing Loans

As a % of Total Loans


0.91%
0.38%
0.52%
0.50%
0.18%
0.19%
0.36%
2001
2002
2003
2004
2005
2006
2007 Q3

EARNINGS

Capital Corp of the West was formed in late 1995 and listed on the NASDAQ in early 1996.



Earnings
Actual 1996-2006 27.43% CAGR
Estimated 1996-2008 20.70% CAGR**
25,000
20,000
15,000
10,000
5,000
0
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007*
2008*
Dollar amounts in thousands

*Represents 2008 consensus EPS as shown on moneycentral.msn.com on October 18, 2007. This reference is being provided to assist in the evaluation of this transaction and does not represent an earnings forecast by the company.

**Compounded Growth including 2007 & 2008 consensus estimates

RETURN ON AVERAGE EQUITY


ROAE
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.40%
14.94%
16.43%
16.20%
18.54%
17.91%
9.39%
2001
2002
2003
2004*
2005
2006
Q3 2007 YTD
Dollar amounts in thousands

*With extraordinary Items: 2004 = $12,323 or 12.69%

NET INTEREST MARGIN & DEPOSIT COSTS

Net Interest Margin


5.04%
4.58%
4.53%
4.49%
4.69%
4.51%
4.09%
2001
2002
2003
2004
2005
2006
2007 Q3 YTD

*2007 Q3: 4.15%

Cost of Deposits


3.04%
2.15%
1.24%
1.06%
1.45%
2.55%
3.12%
2001
2002
2003
2004
2005
2006
2007 Q3 YTD

*2007 Q3: 3.10%

DEPOSIT COST PERFORMANCE

Cost of Funds Comparison



Prime
Fed Funds
County Bank Cost of Deposits
10%
8%
6%
4%
2%
0%
12/31/1999
12/29/2000
12/31/2001
12/31/2002
12/31/2003
12/31/04
12/31/05
12/31/06

LOAN YIELDS

Loan Yield vs. Prime Rate



12%
10%
8%
6%
4%
2%
0%
2001
2002
2003
2004
2005
2006
Q3 2007 YTD
Prime Rate
Loan Yield

*Prime rate stated using the end of period rate, while loan yields are derived by using YTD average yield

NON-INTEREST INCOME


14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
2001
2002
2003
2004
2005
2006
Q3 2007 YTD
Other Non-Int Income
Inc/CSV/Life
Service Charges

Dollar amounts in thousands

NON-INTEREST EXPENSE



60,000
50,000
40,000
30,000
20,000
10,000
-
2001
2002
2003
2004
2005
2006
Q3 2007 YTD
Other Non-interest Expenses
Marketing & Corporat
Donations
Professional Fees
Occupancy/FFE
Salary/Benefits
Dollar amounts in thousands

EFFICIENCY RATIO



68%
66%
64%
62%
60%
58%
56%
54%
52%
50%
61%
63%
62%
58%
56%
61%
67%
2001
2002
2003
2004*
2005
2006
Q3 2007

EARNINGS PER SHARE



EPS
20.94% CAGR
2.50
2.00
1.50
1.00
0.50
-
0.80
1.02
1.30
1.46
1.94
2.07
1.18
1.78
2001
2002
2003
2004
2005
2006
2007*
2008*

*Represents 2007 & 2008 consensus EPS as shown on moneycentral.msn.com on October 18, 2007. This reference is being provided to assist in the evaluation of this transaction and does not represent an earnings forecast by the Company.

POTENTIAL GROWTH CATALYSTS: Central Valley

Stanislaus County:
- Gallo Performing Arts Center (Modesto)
  - Multi-million dollar project, which opened in September 2007
- Crows Landing AFB Redevelopment (Crows Landing)
  - Feasibility studies currently being done to develop 1,500 acre former AFB into mixed use commercial real estate.

Fresno County:
- Fancher Creek (Fresno)
  - 78 Acre mixed use development
- Solar Farm (Fresno)
  - Covering 640 acres it will be the largest solar farm in California when completed in 2011

Merced County:
- Wal-Mart Regional Distribution Center
  - 900 new jobs
- Riverside Motor Sports Speedway
  - Multi-track motor sports venue, 1200 new jobs
  - Projected $180MM a year in new Merced County business revenue
- UC Merced

UC MERCED UPDATE

- After 20 years of planning: Opened Fall 2005
  - 840 new students enrolled for the Fall 2007 semester

- Will likely become Merced County's largest industry over the next 10-15 years

- When built out, it will employ:
  - 14,000 staff/ancillary jobs
  - 25,000 students

- CCOW Board/Management in leadership roles
  - Tom Hawker is Chairman elect for 2008

- Primary benefit likely to be industries established to develop new patents created

1320 CALIFORNIA R&D INTENSIVE FIRMS SPAWNED BY UC RESEARCH


UCD
LLNL
UCLA
UCR



KEY TO OUR SUCCESS

A Simple Philosophy Drives Us:

"It is our Management's and Board's responsibility to take good care of our Team Members; in turn, our Team Members take good care of our Customers; the result is that our Shareholders are rewarded and our communities prosper."

Tom Hawker, President & CEO of Capital Corp of the West

APPENDIX

BALANCE SHEET SUMMARY

Capital Corp of the West

2006 vs. 2005

	December 31, 2006	% Change from 2005
Assets	$1,962 Million	+11.7%
Earnings	$22.7 Million	+8.2%
Loans	$1,225 Million	+14.9%
Deposits	$1,615 Million	+15.0%
Shares Outstanding	10.76 Million	+1.8%
Book value	$13.71	+18.6%
Stock Price	$32.09	-1.1%
Book Multiple	2.34	+16.7%
P/E	15.50	+4.1%

MARKET SHARE PROGRESSION

Cumulative Market Share in Major 6 Counties*



5.09%
5.55%
6.13%
6.46%
6.50%
7.50%
7.29%
2001
2002
2003
2004
2005
2006
2007

**Includes Fresno, Madera, Mariposa, Merced, Stanislaus, and Tuolumne Counties. Market share data from June 2000-2005 are restated to compensate for error in FDIC reporting of Merced County institutions.*

CALIFORNIA'S CENTRAL VALLEY MSAS ARE PROJECTED TO GROW AMONG THE FASTEST IN THE STATE

	Total Population 2006	Population Growth 2000-2006 (%)	Rank in CA	Population Growth 2006-2011 (%)	Rank in CA	Median HH Income 2006	HH Income Growth 2000-2006 (%)	Rank in CA	HH Income Growth 2006-2011 (%)
Stockton MSA	683,274	21.2	2	18.3	2	50,085	21.0	10	16.8
Merced MSA	248,832	18.2	4	14.2	5	41,972	18.2	29	14.3
Madera MSA	144,198	17.1	5	15.3	4	42,916	18.1	31	14.1
Modesto MSA	521,889	16.8	7	13.5	7	48,319	20.5	17	16.5
Fresno MSA	899,896	12.6	13	10.7	10	41,443	19.4	23	15.7
Median for MSAs	521,889	17.1		14.2		42,916	19.4		15.7
California	37,236,136	9.9		8.0		57,776	21.3		17.0

Note: rankings out of a total 35 MSAs in California

CCOW's footprint is focused on California Central Valley's strong growth characteristics with three out of the five top growth MSAs in the entire state coming from the region

DEPOSIT GROWTH TRENDS IN THE MERCED, CA MSA



CA PMSA
Sacramento
Vallejo
Concord
Stockton
Oakland
Fremont
Modesto
U N I T E D
San Jose
Modesto CA MSA
Merced
Merced, CA MSA
Fresno CA MSA
Fresno
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Capital Corp of the West controls the Merced MSA deposit marketplace and is growing at an impressive rate despite the volume disadvantage it has from competitors

Bank	Number of Branches	Deposits 6/02	Deposits 6/03	Deposits 6/04	Deposits 6/05	Deposits 6/06	Deposits 6/07	CAGR	Rank	AGGR
Zions Bancorporation	2	$ 2,435	$ 5,088	$ 5,422	$ 5,940	$ 8,030	$ 15,406	44.6%	1	532.7%
UnionBanCal Corp.	1	$ 2,740	$ 3,178	$ 3,677	$ 4,466	$ 4,605	$ 4,487	10.4%	2	63.8%
Capital Corp of the West	8	$ 474,803	$ 577,497	$ 620,815	$ 695,547	$ 864,441	$ 774,564	10.3%	3	63.1%
TriCo Bancshares	1	$ 28,612	$ 31,322	$ 35,389	$ 38,718	$ 42,155	$ 40,085	7.0%	4	40.1%
F&T Financial Services	2	$ 3,344	$ 3,546	$ 3,624	$ 3,482	$ 4,823	$ 3,802	2.6%	5	13.7%
Temple-Inland Inc.	2	$ 61,219	$ 66,320	$ 70,540	$ 87,516	$ 97,089	$ 98,823	10.1%	6	61.4%
Westamerica Bancorp.	1	$ 25,836	$ 29,190	$ 37,235	$ 36,969	$ 36,675	$ 31,269	3.9%	7	21.0%
Washington Mutual Inc.	2	$ 156,468	$ 162,245	$ 165,913	$ 190,134	$ 193,067	$ 181,934	3.1%	8	16.3%
Wells Fargo & Co.	4	$ 149,396	$ 171,648	$ 170,098	$ 196,083	$ 203,295	$ 192,776	5.2%	9	29.0%
Bank of America Corp.	5	$ 258,395	$ 281,822	$ 317,693	$ 354,469	$ 342,502	$ 321,710	4.5%	10	24.5%
Farmers & Merchants Bancorp	1	$ 46,599	$ 49,496	$ 59,267	$ 64,663	$ 61,824	$ 66,846	7.5%	11	43.5%
Citigroup	3	$ 132,396	$ 128,467	$ 113,249	$ 119,557	$ 126,908	$ 124,212	-1.3%	12	-6.2%
Premier Valley Bank	1	$ -	$ -	$ -	$ -	$ 3,625	$ 6,925	NA	13	NA
Totals		$ 1,240,938	$ 1,342,243	$ 1,509,818	$ 1,602,922	$ 1,797,544	$ 1,862,839			
Median								6.1%		34.6%
Average								9.0%		75.2%

CAPITAL CORP OF THE WEST

Thank you for your interest in CCOW!

For additional information,
contact Capital Corp of the West at (209)725-2276
or visit our web site at http://www.ccow.com.